THE 59 WALL STREET U.S. EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

ASSETS:
   Investments in BBH U.S. Equity Portfolio ("Portfolio"),
     at value ..................................................   $ 21,452,285
   Receivable for capital stock sold ...........................         12,614
                                                                   ------------
          Total Assets .........................................   $ 21,464,899
                                                                   ------------

LIABILITIES:
   Payables for:
     Professional fee ..........................................         14,025
     Shareholder servicing/eligible institution fees ...........          8,794
     Administrative fee ........................................          4,397
     Accounting fee ............................................          3,333
     Board of Directors' fee ...................................          2,500
     Accrued expenses and other liabilities ....................          9,528
                                                                   ------------
          Total Liabilities ....................................         42,577
                                                                   ------------

NET ASSETS .....................................................   $ 21,422,322
                                                                   ============

Net Assets Consist of:
   Paid-in capital ............................................    $ 18,742,876
   Accumulated net realized loss ...............................     (4,787,453)
   Net unrealized appreciation .................................      7,466,899
                                                                   ------------

Net Assets .....................................................   $ 21,422,322
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE
   ($21,422,322 / 1,678,904 shares) ............................         $12.76
                                                                         ======

   The accompanying notes are an integral part of these financial statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                            STATEMENT OF OPERATIONS
                       For the year ended October 31, 2000

NET INVESTMENT INCOME:
        Net Investment Income Allocated from Portfolio:
           Dividend income .......................................  $   204,154
           Other income ..........................................       15,237
           Expenses ..............................................     (193,772)
                                                                    -----------
                 Net Investment Income Allocated from Portfolio ..       25,619
                                                                    -----------

        Fund Expenses:
           Shareholder servicing/eligible institution fee ........       57,326
           Professional fee ......................................       19,388
           Administrative fee ....................................       28,663
           Board of Directors' fees and expenses .................       10,948
           Accounting fee ........................................        8,893
           Miscellaneous expenses ................................       40,727
                                                                    -----------
                 Total Expenses ..................................      165,945
                                                                    -----------
        Net Investment Loss ......................................     (140,326)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) Allocated from Portfolio:
           Net realized loss on investments ......................   (4,004,974)
           Change in unrealized appreciation on investments ......    3,993,101
                                                                    -----------
           Net Realized and Unrealized Loss Allocated from
             Portfolio                                                  (11,873)
                                                                    -----------
        Net Decrease in Net Assets Resulting from Operations .....  $  (152,199)
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    For the years ended October 31,
                                                                    -------------------------------
                                                                        2000             1999
                                                                     -----------     -------------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
     Net investment loss .........................................   $   (140,326)   $    (59,857)
     Net realized gain (loss) on investments .....................     (4,004,974)      9,448,439
     Change in unrealized appreciation on investments ............      3,993,101      (2,058,842)
                                                                     ------------    ------------
   Net increase (decrease) in net assets resulting from operations       (152,199)      7,329,740
                                                                     ------------    ------------

   Dividends and distributions declared:
     From net realized gains .....................................     (2,379,164)    (18,375,827)
     In excess of net realized gains .............................     (4,633,196)             --
                                                                     ------------    ------------
        Total dividends and distributions declared ...............     (7,012,360)    (18,468,827)
                                                                     ------------    ------------

   Capital stock transactions (Note 4):
     Net proceeds from sales of capital stock ....................      9,370,104      15,468,025
     Net asset value of capital stock issued to shareholders in
        reinvestment of distributions ............................      5,568,229      15,628,940
     Net cost of capital stock redeemed ..........................    (11,921,202)    (56,535,671)
                                                                     ------------    ------------
          Net increase (decrease) in net assets resulting from
             capital stock transactions ..........................      3,017,131     (25,438,706)
                                                                     ------------    ------------

          Total decrease in net assets ...........................     (4,147,428)    (36,484,793)

NET ASSETS:
   Beginning of year .............................................     25,569,750      62,054,543
                                                                     ------------    ------------
   End of year ...................................................   $ 21,422,322    $ 25,569,750
                                                                     ============    ============

   The accompanying notes are an integral part of these financial statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                              FINANCIAL HIGHLIGHTS

           Selected per share data and ratios for a share outstanding throughout each period

                                                                   For the years ended October 31,
                                                       ------------------------------------------------------
                                                         2000        1999       1998        1997        1996
                                                       --------------------- ----------- --------------------
Net asset value, beginning of period..............      $17.70      $50.88     $52.73      $42.30      $36.46

Income from investment operations:
   Net investment income/(loss).......................   (0.08)      (0.04)(4)   0.03        0.21        0.16
   Net realized and unrealized gain...............        0.16        6.30       1.24       12.22        6.75

Less dividends and distributions:

   From net investment income......................         --          --         --       (0.14)      (0.20)
   In excess of net investment income..............         --          --         --       (0.05)         --
   Net realized gains..............................      (1.70)     (39.44)     (3.12)      (1.81)      (0.87)
   In excess of net realized gains.................      (3.32)         --          --         --          --
   Net asset value, end of period..................     $12.76      $17.70     $50.88      $52.73      $42.30
Total return(1)....................................      (1.18)%     24.17%      2.50%      30.29%      19.32%

Ratios/Supplemental data:

   Net assets, end of period (000's omitted)......     $21,422     $25,570    $62,055     $69,045     $50,773
   Expenses as a percentage of average net assets:

     Expenses paid by Fund(1)......................       1.57%(3)    1.35%      1.15%       1.20%       1.20%
     Expense offset................................         --        0.05%      0.06%       0.02%        n/a

       Total Expenses..............................       1.57%       1.40%      1.21%       1.22%       1.20%
   Ratio of net investment income/(loss) to
     average net assets...........................       (0.61)%     (0.22)%     0.04%       0.23%       0.40%

   Portfolio turnover rate........................        130%(2)      124%       104%         37%         42%

----------
(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

          Ratio of expenses to average net assets.        n/a          n/a        n/a        1.16%       1.21%
          Total return............................        n/a          n/a        n/a       30.33%      19.31%

      Furthermore, the ratio of expenses to average net assets for the years ended October 31, 1997 and 1996 reflects fees paid with brokerage commission and fees reduced in connection with specific arrangements. Had these arrangements not been in place, this ratio would have been 1.18% and 1.30%, respectively. The expense reimbursement agreement was terminated on July 1, 1997.

(2) Portfolio turnover rate is that of the Portfolio in which the Fund invests.

(3) Includes the Fund's share of expenses paid by the Portfolio and expense offset arrangement.

(4)   Calculated using average shares outstanding for the year.

   The accompanying notes are an integral part of these financial statements.

                       THE 59 WALL STREET U.S. EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Equity Fund (the "Fund") is a separate non-diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992.

      The Fund invests all of its investable assets in the BBH U.S. Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 20% at October 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. The Fund records its investment in the Portfolio at fair value. Valuation of investments held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

            B. Investment Income and Expenses. The Fund records its share of income, expenses, realized and unrealized gains and losses each day. In addition, the Fund accrues its own expenses.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. These distributions do not constitute a return of capital. Permanent differences are reclassified in the statement of assets and liabilities based upon their tax reclassification. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

            D. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid semi-annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

      2. Transactions with Affiliates.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.125% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 2000, the Fund incurred $28,663 for administrative services.

                       THE 59 WALL STREET U.S. EQUITY FUND

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman for which Brown Brothers Harriman receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the average daily net assets of the Fund. For the year ended October 31, 2000, the Fund incurred $57,326 for shareholder servicing/eligible institution services.

      Accounting Fee. The Fund has an accounting agreement with Brown Brothers Harriman (the "Accountant") for which the Accountant receives a fee calculated and paid monthly. For the year ended October 31, 2000, the Fund incurred $8,893 for accounting services.

      Board of Directors' Fees. Each Director receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 2000 the Fund incurred $10,948 for these fees.

      3. Investment Transactions. Investment transactions of the Portfolio are discussed in Note 3 of the Portfolio's Notes to Financial Statements.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:


                                                For the              For the
                                               year ended          year ended
                                            October 31, 2000    October 31, 1999
                                            ----------------    ----------------
Capital stock sold ........................     650,865              895,268
Capital stock issued in connection with
  reinvestment of dividends and
  distributions ...........................     411,546            1,018,172
Capital stock repurchased .................    (828,123)          (1,688,560)
                                               --------           ----------
Net increase ..............................     234,288              224,880
                                               ========           ==========

                          INDEPENDENT AUDITORS' REPORT

Directors and Shareholders
The 59 Wall Street U.S. Equity Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities of The 59 Wall Street U.S. Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street U.S. Equity Fund at October 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2000

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 2000.

U.S. Equity Fund

      The 59 Wall Street U.S. Equity Fund underperformed the S&P 500 index in the twelve months that ended October 31, 2000. The primary reason for that underperformance is explained below.

      As the Federal Reserve embarked on its campaign to increase interest rates to slow the U.S. economy, our working thesis had been that the Fed would be successful in ultimately engineering a soft economic landing. This is, in fact, exactly what happened in 1994, which was the last time the Fed felt the need to cool the pace of economic strength. Throughout 2000, we have positioned the portfolio to benefit from the types of industries and stocks that will benefit from a soft landing as opposed to the harder landing alternative of a recession.

      However, equity investors through most of 2000 questioned whether the Fed may have gone too far in increasing interest rates. The result is that equity leadership in 2000 has been dominated by the types of defensive industries and stock in which our portfolio has been underrepresented for most of the year.

      As the year closes, though, we remain confident in the Fed's ability to coax the economy into yet another soft landing. We are encouraged that recent trends in the equity market seem to show that investors are coming around to this point of view. This should bode well for the portfolio in the upcoming year.

 [The following table was depicted as a line chart in the printed material]

                       U.S. Equity Fund Growth of $10,000

             Date            US Equity Fund         S&P 500
          ---------          --------------         -------
          7/31/1992             10,320              10,338
         10/31/1993             11,670              11,813
         10/31/1994             12,208              12,269
         10/31/1995             15,321              15,509
         10/31/1996             18,279              19,243
         10/31/1997             23,817              25,420
         10/31/1998             24,411              31,010
           10/31/99             30,313              38,966
           10/31/00             29,956              41,341


                  -------------------------------------------
                                  Total Return
                  -------------------------------------------
                  One Year       Five Years       Inception
                    Ended      Ended 10/31/00    to 10/31/00
                  10/31/00      (Annualized)     (Annualized)
                  -------------------------------------------
                   (1.18)%         14.35%           14.18%
                  -------------------------------------------

*     net of fees and expenses

            Past performance is not predictive of future performance.

                            BBH U.S. EQUITY Portfolio

                            Portfolio of Investments
                                October 31, 2000

     Shares                                                             Value
     ------                                                          -----------

                  COMMON STOCKS (100.1%)
                  BASIC MATERIALS (1.7%)
     31,420       Alcoa, Inc. ................................       $   901,361
     26,080       International Paper Co. ....................           955,180
                                                                     -----------
                  TOTAL BASIC MATERIALS ......................         1,856,541
                                                                     -----------

                  CAPITAL GOODS/DURABLES (8.7%)
    103,260       General Electric Co. .......................         5,659,939
     23,350       Solectron Corporation* .....................         1,027,400
     26,100       Dover Corp. ................................         1,107,619
     26,280       Illinois Tool Works, Inc. ..................         1,460,183
                                                                     -----------
                  TOTAL CAPITAL GOODS/
                   DURABLES ..................................         9,255,141
                                                                     -----------

                  CONSUMER NON-DURABLES (5.5%)
     20,860       Avon Products, Inc. ........................         1,011,710
     29,510       Coca Cola Co. ..............................         1,781,666
     28,800       Estee Lauder Companies, Inc. ...............         1,337,400
     24,350       Procter & Gamble Co. .......................         1,739,503
                                                                     -----------
                  TOTAL CONSUMER
                   NON-DURABLES ..............................         5,870,279
                                                                     -----------

                  ENERGY (6.2%)
     47,083       Exxon Mobile Corp. .........................         4,199,215
     57,540       Williams Companies, Inc. ...................         2,405,891
                                                                     -----------
                  TOTAL ENERGY ...............................         6,605,106
                                                                     -----------

                  FINANCE (17.5%)
     23,480       American Express Co. .......................         1,408,800
     35,027       American International Group ...............         3,432,646
     52,100       Bank of New York Co, Inc. ..................         2,999,006
     59,423       Citigroup, Inc. ............................         3,127,135
     29,265       Fannie Mae .................................         2,253,405
     63,160       Fleetboston Financial Corp. ................         2,400,080
     29,500       Merrill Lynch & Co., Inc. ..................         2,065,000
     20,830       SunTrust Banks, Inc. .......................         1,016,764
                                                                     -----------
                  TOTAL FINANCE ..............................        18,702,836
                                                                     -----------

                  HEALTH CARE (11.8%)
     44,255       Bristol Myers Squibb Co. ...................         2,696,789
     21,350       Guidant Corp.* .............................         1,130,216
     33,650       Lilly (Eli) & Co. ..........................         3,007,469
     31,360       Medtronic, Inc. ............................         1,703,240
     49,186       Pharmacia Corp. ............................         2,705,230
     11,190       PE Corp. ...................................         1,309,230
                                                                     -----------
                  TOTAL HEALTH CARE ..........................        12,552,174
                                                                     -----------

                  RETAIL (6.4%)
     15,650       Best Buy Co, Inc.* .........................           785,434
     43,710       Costco Wholesale Corp.* ....................         1,600,879
     31,400       CVS Corp. ..................................         1,662,238
     31,140       Gap, Inc. ..................................           803,801
     44,262       Home Depot Inc. ............................         1,903,266
                                                                     -----------
                  TOTAL RETAIL ...............................         6,755,618
                                                                     -----------

                  SERVICES (12.3%)
     25,970       Cox Communications, Inc.* ..................         1,144,303
     31,490       New York Times Co. (Class A) ...............         1,157,258
     51,170       Qwest Communications
                  International, Inc .........................         2,488,141
     43,510       Sprint Corp. ...............................         1,109,505
     35,850       Sprint Corp. PCS Group* ....................         1,366,781
     29,510       Time Warner, Inc. ..........................         2,240,104
     32,024       Viacom, Inc. (Class B)* ....................         1,821,365
     94,790       Mcleod, Inc.* ..............................         1,824,708
                                                                     -----------
                  TOTAL SERVICES .............................        13,152,165
                                                                     -----------

                 TECHNOLOGY (29.1%)
   48,690        Automatic Data Processing, Inc. .............         3,180,066
   28,520        Computer Associates
                 International, Inc ..........................           909,075
   62,700        Microsoft Corp.* ............................         4,318,462
   72,820        Cisco Systems, Inc.* ........................         3,923,177
   36,450        Sun Microsystems, Inc.* .....................         4,041,394
   22,060        Applied Materials, Inc.* ....................         1,171,938
   43,980        Intel Corp. .................................         1,979,100
   15,450        KLA Tencor Corp.* ...........................           522,403

                           BBH U.S. EQUITY Portfolio

                            PORTFOLIO OF INVESTMENTS
                          October 31, 2000 (continued)

   Shares                                                              Value
   ------                                                           -----------

                 TECHNOLOGY (continued)
   60,200        Texas Instruments, Inc. .....................      $ 2,953,563
   49,180        Dell Computer Corp. .........................        1,450,810
   29,510        EMC Corp.* ..................................        2,628,234
   25,910        International Business
                  Machines Corp ..............................        2,552,135
   30,992        Nortel Networks Corp. .......................        1,410,136
                                                                    -----------
                 TOTAL TECHNOLOGY ............................       31,040,493
                                                                    -----------

                 UTILITIES (0.9%)
   26,250        DQE, Inc. ...................................          917,109
                                                                    -----------
                 TOTAL UTILITIES .............................          917,109
                                                                    -----------

TOTAL INVESTMENTS (identified cost $103,926,704) (a) ...  100.1%  $ 106,707,462
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .........   (0.1)       (126,573)
                                                          -----   -------------
NET ASSETS .............................................  100.0%  $ 106,580,889
                                                          =====   =============

----------
*     Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $106,306,713, the aggregate gross unrealized appreciation is $12,956,779 and the aggregate gross unrealized depreciation is $12,556,030, resulting in net unrealized appreciation of $400,749.

   The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000

ASSETS:
   Investments in securities, at value (identified cost
     $103,926,704) .............................................   $106,707,462
   Receivables for:
     Investments sold ..........................................      1,696,251
     Contributions .............................................        130,060
     Dividends .................................................         48,264
     Other receivables .........................................         13,267
                                                                   ------------
        Total Assets ...........................................   $108,595,304
                                                                   ------------

LIABILITIES:
   Payables for:
     Due to bank ...............................................        138,935
     Withdrawals ...............................................      1,692,906
     Investment advisory fee ...................................        116,656
     Professional fee ..........................................         33,707
     Custody fee ...............................................         23,669
     Administration fee ........................................          6,282
     Board of Trustees' fee ....................................          2,260
                                                                   ------------
       Total Liabilities .......................................      2,014,415
                                                                   ------------

NET ASSETS .....................................................   $106,580,889
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                           BBH U.S. EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 2000

NET INVESTMENT INCOME:
        Income:
           Dividends (net of withholding tax of $184,599) ......    $   634,275
           Interest and other income ...........................         16,304
                                                                    -----------
                 Total Income ..................................        650,579
                                                                    -----------
        Expenses:
           Investment advisory fee .............................        622,162
           Custody fee .........................................         74,342
           Professional fee ....................................         37,099
           Administrative fee ..................................         33,501
           Board of Trustees' fees and expenses ................         14,576
           Miscellaneous expenses ..............................          8,653
                                                                    -----------

                 Total Expenses ................................        790,333
                 Fees paid indirectly ..........................        (19,895)
                                                                    -----------
                 Net Expenses ..................................        770,438
                                                                    -----------
        Net Investment Loss ....................................       (119,859)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
           Net realized loss on investments ....................     (5,104,406)
           Change in unrealized appreciation on investments ....      2,780,758
                                                                    -----------
                Net Realized and Unrealized Loss ...............     (2,323,648)
                                                                    -----------
        Net Decrease in Net Assets Resulting from Operations ...    $(2,443,507)
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                           BBH U.S. EQUITY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                       For the year ended October 31, 2000

INCREASE IN NET ASSETS:
   Operations:
     Net investment loss .......................................  $    (119,859)
     Net realized loss on investments ..........................     (5,104,406)
     Change in unrealized appreciation on investments ..........      2,780,758
                                                                  -------------
        Net decrease in net assets resulting from operations ...     (2,443,507)
                                                                  -------------

   Capital Transactions:
     Proceeds from contributions ...............................    169,647,677
     Fair value of withdrawals .................................    (60,623,281)
                                                                  -------------
        Net increase in net assets resulting from capital
           transactions ........................................    109,024,396
                                                                  -------------
           Total increase in net assets ........................    106,580,889

NET ASSETS:
   Beginning of year ...........................................             --
                                                                  -------------
   End of year .................................................  $ 106,580,889
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

                           BBH U.S. EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                              For the year ended
                                                               October 31, 2000
                                                              ------------------
Total Return ................................................       (0.47)%
Ratios/Supplemental Data:
   Net assets, end of period (000's omitted) ................    $106,581
   Expenses as a percentage of average net assets:
     Expenses paid by Portfolio .............................        0.82%
     Expense offset arrangement .............................        0.02%
          Total Expenses ....................................        0.84%
   Ratio of net investment income to average net assets .....       (0.12)%
   Portfolio turnover rate ..................................         130%

   The accompanying notes are an integral part of these financial statements.

                           BBH U.S. EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The BBH U.S. Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on November 1, 1999. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

      The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

            B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

            C. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Portfolio has an investment advisory agreement with Brown Brothers Harriman (the "Adviser") for which it pays the Adviser a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 2000, the Portfolio incurred $622,162 for advisory services.

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman Trust Company, LLC (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. The
Administrator has a subadministration agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 2000, the Portfolio incurred $33,501 for administrative services.

                           BBH U.S. EQUITY PORTFOLIO

      Custody Fee. The Portfolio has a custody agreement with Brown Brothers Harriman for which Brown Brothers Harriman receives a fee calculated and paid monthly. For the year ended October 31, 2000, the Portfolio incurred $74,342 for custody services. Custody fees for the Portfolio were further reduced by $19,895 as a result of an expense offset arrangement with the Portfolio's custodian.

      Board of Trustees' Fees. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Portfolio. For the year ended October 31, 2000 the Portfolio incurred $14,576 for these fees.

      3. Investment Transactions. For the year ended October 31, 2000, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $119,366,470 and $119,292,219 respectively. There were no purchases or sales of U.S. government obligations during the year. For that same period the Portfolio paid brokerage commissions of $34,458 to Brown Brothers Harriman for transactions executed on its behalf.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
BBH U.S. Equity Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BBH U.S. Equity Portfolio as of October 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with audited standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of BBH U.S. Equity Portfolio at October 31, 2000, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2000

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator

Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor

59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent

Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                                U.S. Equity Fund

                                  ANNUAL REPORT

                                October 31, 2000